                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                UNIVISION COMMUNICATIONS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
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
                         UNIVISION COMMUNICATIONS INC.
                      1999 AVENUE OF THE STARS, SUITE 3050
                         LOS ANGELES, CALIFORNIA 90067

Dear Stockholder:

    We cordially invite you to attend our Annual Meeting of Stockholders at the Hotel Bel-Air, Garden Room, 701 Stone Canyon Road, Los Angeles, California on Wednesday, May 24, 2000, at 10:00 A.M.

    At the meeting, we will ask you to (i) elect six Class A/P Directors, each for a term of one year, (ii) consider the adoption of the Amended and Restated 1996 Performance Award Plan, and (iii) ratify our appointment of Arthur Andersen LLP as our independent public accountants for 2000. We will also be available to answer your questions. The attached proxy statement contains information about these matters.

    We would like you to attend. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. Accordingly, please sign, date and return the enclosed proxy card that will indicate your vote. If you do attend the meeting and desire to vote in person, you may do so by withdrawing your proxy at that time.

    We look forward to seeing you on May 24, 2000.

                                          Sincerely,

                                          /s/ A. Jerrold Perenchio
                                          A. Jerrold Perenchio
                                          CHAIRMAN OF THE BOARD

March 30, 2000

                         UNIVISION COMMUNICATIONS INC.
                      1999 AVENUE OF THE STARS, SUITE 3050
                            LOS ANGELES, CALIFORNIA

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 24, 2000

                            ------------------------

    The meeting of Stockholders of Univision Communications Inc. will be held on Wednesday, May 24, 2000, at 10:00 A.M. at the Hotel Bel-Air, Garden Room, 701 Stone Canyon Road, Los Angeles, California for the following purposes:

    (1) To elect six Class A/P Directors who will be elected by the holders of the Class A Common Stock, Class P Common Stock and Series A Cumulative Convertible Preferred Stock;

    (2) To consider the adoption of the Amended and Restated 1996 Performance Award Plan;

    (3) To ratify the appointment of Arthur Andersen LLP as our independent public accountants for 2000; and

    (4) To transact such other business that may properly come before the meeting.

    In addition, the holders of the Class T Common Stock will elect one Class T Director and one Class T Alternate Director, and the holders of the Class V Common Stock will elect one Class V Director and one Class V Alternate Director.

    Stockholders of record at the close of business on March 27, 2000 are entitled to vote at the meeting and at any adjournment.

    Please sign, date and mail the proxy card promptly in the enclosed envelope so that your shares of stock may be represented and voted at the meeting.

                                          By Order of the Board of Directors,

                                          /s/ Robert V. Cahill
                                          Robert V. Cahill
                                          SECRETARY

March 30, 2000

                         UNIVISION COMMUNICATIONS INC.
                      1999 AVENUE OF THE STARS, SUITE 3050
                            LOS ANGELES, CALIFORNIA

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

                                    GENERAL

    The Board of Directors is furnishing this proxy statement to the holders (together, the "Class A/P Stockholders") of Class A Common Stock, Class P Common Stock and Series A Cumulative Convertible Preferred Stock (together, the
"Class A/P Stock") in connection with the solicitation of proxies for use at our Annual Meeting of Stockholders to be held on Wednesday, May 24, 2000, at
10:00 A.M. and at any adjournment. The meeting will be held at the Hotel Bel-Air, Garden Room, 701 Stone Canyon Road, Los Angeles, California.

    Stockholders of record at the close of business on March 27, 2000 are entitled to notice of, and to vote at, the meeting. On March 27, 2000 the outstanding voting securities consisted of:

                      67,026,885   shares of Class A Common Stock,
                      19,981,045   shares of Class P Common Stock,
                       6,796,517   shares of Class T Common Stock,
                       8,918,582   shares of Class V Common Stock, and
                           9,000   shares of Series A Cumulative Convertible Preferred Stock
                                   ("Series A Preferred") (convertible at the option of the
                                   holder into 550,659 shares of Class A Common Stock).

    We will vote the shares represented by a properly signed proxy that we receive before or at the meeting in accordance with the specifications made on the proxy. Proxies that we receive with no specification will be voted: (1) for the election of the six nominees for Class A/P Director named below; (2) for the adoption of the Amended and Restated 1996 Performance Award Plan; (3) for the ratification of the appointment of Arthur Andersen LLP; and (4) according to the best judgment of the proxyholder in regard to any other matter that properly comes before the meeting.

    Any stockholder may revoke his or her proxy at any time before it is voted at the meeting by giving written notice of such revocation to the Secretary at our principal executive offices, located at 1999 Avenue of the Stars, Suite 3050, Los Angeles, California 90067, telephone (310) 556-7676. A stockholder may also give notice by filing a properly executed proxy bearing a later date or by voting in person.

    Univision will pay the cost of this proxy solicitation. Brokers and nominees should forward soliciting materials to the beneficial owners of the Class A Common Stock held of record by such brokers and nominees. We will reimburse such persons for their reasonable forwarding expenses. In addition to the use of the mails, our directors, officers and regular employees may solicit proxies, but will not be paid for their solicitation.

    This proxy statement, proxy card and Notice of Annual Meeting of Stockholders are being mailed to stockholders on or about March 30, 2000.

                                  VOTING POWER

    The holders of the Class A Common Stock, Class T Common Stock, Class V Common Stock and Series A Preferred have one vote per share on all matters on which they are entitled to vote. The holders of the Class P Common Stock have 10 votes per share on all matters on which they are entitled to vote,(1) meaning that they currently have approximately 71% of the total voting power of the common stock, assuming conversion of the Series A Preferred to Class A Common Stock but not the exercise of any options or warrants. See "Security Ownership of Certain Beneficial Owners and Management." THUS, THE HOLDERS OF CLASS P COMMON STOCK WILL HAVE SUFFICIENT VOTES TO CONTROL EACH MATTER THEY VOTE ON AT THE MEETING.

                                 VOTES REQUIRED
                    VOTES REQUIRED FOR STOCKHOLDER PROPOSALS

    The six nominees for Class A/P Directors receiving the most votes cast by the Class A/P Stockholders will be elected as Class A/P Directors. In addition, the holders of the Class T Common Stock will elect, either by voting at the meeting or by written consent, one director and one alternate director (the "Class T Director" and "Class T Alternate Director"); and the holders of the Class V Common Stock will elect one director and one alternate director (the "Class V Director" and "Class V Alternate Director").

    The affirmative vote of a majority of the voting interests of all shares of our capital stock, voting as a single class, present in person or by proxy at the meeting, is required to adopt the Amended and Restated 1996 Performance Award Plan and to ratify the appointment of Arthur Andersen LLP as our independent public accountants for 2000.

                                     QUORUM

    Holders of a majority of the voting interests of our Class A/P Stock, present in person or by proxy, will constitute a quorum for the holding of a meeting of the Class A/P Stockholders for the purpose of electing the six
Class A/P Directors. Holders of a majority of the voting interests of each of the Class T Common Stock and Class V Common Stock, as the case may be, present in person or by proxy, will constitute a quorum for the holding of a meeting of stockholders of such classes for the purpose of electing the director and alternate director that each such class has the right to elect. Holders of a majority of the voting interests of all shares of our capital stock will constitute a quorum for the holding of a meeting to adopt the Amended and Restated 1996 Performance Award Plan and to ratify the appointment of Arthur Andersen LLP as our independent public accountants for 2000.

                               COUNTING OF VOTES

    Our inspector of elections will count all votes cast in person, by proxy or by written consent at the meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be treated as votes cast for purposes of determining the approval of any matter submitted for a vote of the stockholders. If a broker or nominee indicates on its proxy that it does not have discretionary authority to vote on a particular matter as to certain shares, those shares will be counted for general quorum purposes but will not be counted in determining the number of shares necessary for approval.

------------------------

(1) If A. Jerrold Perenchio is incapacitated (defined as Mr. Perenchio being subject to a conservatorship of the estate under applicable state law) at the time of the meeting or if Mr. Perenchio and any of his permitted transferees own less than 13,243,042 shares of Class P Common Stock, the holders of the Class P Common Stock will have one vote per share.

                               BOARD OF DIRECTORS
                             ELECTION OF DIRECTORS

    Our six nominees proposed for election as Class A/P Directors by the Class A/P Stockholders are A. Jerrold Perenchio, Henry Cisneros, Harold Gaba, Alan F. Horn, John G. Perenchio and Ray Rodriguez. The nominees proposed for election as a Class T Director and Class T Alternate Director by the holders of Class T Common Stock are Jose A. Baston Patino and Alfonso de Angoitia, respectively. The nominees proposed for election as Class V Director and Class V Alternate Director by the holders of Class V Common Stock are Alejandro Rivera and Carlos E. Cisneros, respectively. All of the nominees for director are currently serving as directors and both of the nominees for alternate director are currently serving as alternate directors. Each director and alternate director will serve until the next meeting of stockholders and until his successor is qualified and elected or until the earlier of a director's death, resignation or removal.

    An alternate director may act in the place of the director for whom he is an alternate if such director is absent from a Board meeting. While so acting, the alternate director has all of the rights, duties, privileges and powers of the director for whom he is acting as an alternate (including the right to vote at such meeting) and is counted in determining whether a quorum is present. Except when acting as an alternate, no alternate director is entitled to vote at a Board meeting and is not counted as a member of the Board in determining a quorum. At present, the Class A/P Directors do not intend to nominate any alternate Class A/P Director nominees for election by the Class A/P Stockholders.

    Each nominee is willing to serve if elected, but if any Class A/P Director nominee becomes unable to serve, your proxies will be voted for the election of such other person or persons as the Class A/P Directors select.

                  NOMINEES FOR ELECTION AS CLASS A/P DIRECTORS

    Information about our six nominees for election to the Board of Directors to represent the Class A/P Stockholders is provided below.

    A. JERROLD PERENCHIO

    Director since 1992

    Mr. A. Jerrold Perenchio, age 69, has been Chairman of the Board and Chief Executive Officer of Univision since December 1992. From December 1992 through January 1997, he was also Univision's President. Mr. Perenchio has owned and been active in Chartwell Partners LLC since it was formed in 1983. Chartwell Partners LLC is an investment firm that is active in the media and communications industry. A. Jerrold Perenchio is John G. Perenchio's father.

    HENRY CISNEROS

    Director since 1997

    Mr. Henry Cisneros, age 52, has been Univision's President and Chief Operating Officer since January 1997. From January 1993 through January 1997, Mr. Cisneros was the Secretary of the U.S. Department of Housing and Urban Development. As a member of the President's Cabinet, Secretary Cisneros was assigned America's housing and community development portfolio. After an investigation by an Independent Counsel, Mr. Cisneros was accused in a federal indictment in December 1997 of violating certain federal statutes in connection with his appointment as Secretary of the U.S. Department of Housing and Urban Development. Mr. Cisneros pled guilty to a misdemeanor and paid a $10,000 fine. Henry Cisneros is not related to Carlos Cisneros.

    HAROLD GABA

    Director since 1996

    Mr. Gaba, age 54, has been President and Chief Executive Officer of ACT III Communications Inc. (a multi-media communications company with interests in theatrical exhibition, television and motion picture production, and broadcasting) since August 1990. From 1992 through 1997, he served as Chief Executive Officer and a director of ACT III Theatres, Inc., and from November 1992 through January 1996, he also served as Chief Executive Officer and a director of Act III Broadcasting, Inc. Since September 1999, Mr. Gaba has also served as Chairman of the Board of Concord Records, Inc. (a majority owned subsidiary of Act III Communications Inc.).

    ALAN F. HORN

    Director since 1992

    Mr. Horn, age 57, has been President and Chief Operating Officer of Warner Bros. since October 1999. Mr. Horn was Chairman and Chief Executive Officer of Castle Rock Entertainment from January 1994 until October 1999. Mr. Horn was a member of the Executive Committee and the Planning Committee of Turner Broadcasting Systems, Inc. from January 1994 to December 1996.

    JOHN G. PERENCHIO

    Director since 1992

    Mr. John G. Perenchio, age 44, has been an executive at Chartwell Partners LLC and Vice President of Malibu Bay Company (a real estate development and management company) since 1990. Since August 1997, Mr. Perenchio has been President of Ultimatum Music, LLC (a record and music publishing company). John
G. Perenchio is the son of A. Jerrold Perenchio.

    RAY RODRIGUEZ

    Director since 1996

    Mr. Rodriguez, age 49, has been President and Chief Operating Officer of the Network since December 1992. In August 1990, Mr. Rodriguez joined the Network's predecessor as Vice President and Director of Talent Relations. In
September 1991, he became Senior Vice President and Operating Manager of the Network's predecessor. In May 1992, Mr. Rodriguez became President and Chief Executive Officer of Univision's predecessor.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION AS CLASS A/P DIRECTORS OF THE NOMINEES LISTED ABOVE.

 NOMINEES FOR ELECTION AS CLASS T AND CLASS V DIRECTORS AND ALTERNATE DIRECTORS

    The holders of Class T Common Stock are entitled to elect one Class T Director and one Class T Alternate Director at the meeting. The holders of Class V Common Stock are entitled to elect one Class V Director and one Class V Alternate Director at the meeting.

    The following individuals have been nominated for election as directors or as alternate directors to represent the holders of Class T Common Stock and the holders of Class V Common Stock. This information is being provided to Class A/P Stockholders for informational purposes only, as they are not entitled to vote for the Class T Director, Class V Director or their alternates.

    JOSE A. BASTON PATINO

    Class T Director since 1998

    Mr. Baston, age 31, has served in various capacities for Grupo Televisa, S.A. and its affiliates ("Televisa") or its subsidiaries since 1994. He has been Deputy Chief Operating Officer since January 1998. From 1997 to January 1998, he was General Director of Sports, Special Events and Paid Television. From 1996 to 1997, he was General Director of Paid Television. From 1994 to 1995, he was General Director of Programming.

    ALFONSO DE ANGOITIA

    Class T Alternate Director since 1998

    Mr. Angoitia, age 37, has been a partner of Mijares, Angoitia, Cortes y Fuentes (a law firm in Mexico) for the last five years. Since 1998, he has been Secretary of the Board of Directors and of the Executive Committee of Televisa.

    ALEJANDRO RIVERA

    Class V Director since 2000

    Mr. Rivera, age 56, has served in executive positions with companies in the Cisneros Group since 1976, including Venevision. Mr. Rivera is the Managing Director and Vice President of Venevision International. Mr. Rivera is a member of the Board of Directors of Pueblo Xtra International, Inc. Mr. Rivera was the Class V Alternate Director from 1996 until his election as the Class V Director in 2000.

    CARLOS E. CISNEROS

    Class V Alternate Director since 2000

    Mr. Carlos E. Cisneros, age 34, has been the Chief Executive Officer and the Chairman of the Cisneros Television Group since 1996. Mr. Cisneros has also been the Vice-Chairman of IberoAmerican Media Partners since 1998. Mr. Cisneros was the Executive Vice President of Venevision International until 1996.
Mr. Cisneros is also a member of the Board of Directors of ARTISTdirect, Inc., OneSoft Corporation and El Sitio, Inc. Carlos Cisneros is not related to Henry Cisneros.

                            DIRECTORS' COMPENSATION

    Each non-employee director who owns less than 5% of Univision's capital stock and who is not affiliated with A. Jerrold Perenchio, Televisa or Venevision is paid $50,000 for each year of service.

                          BOARD OF DIRECTORS MEETINGS

    The Board of Directors held 4 meetings during 1999. Each director other than Gustavo Cisneros, who resigned as the Class V Director in February 2000, and Jose A. Baston Patino attended more than 75% of the aggregate number of Board of Directors meetings and Committee meetings on which he served in 1999. As permitted by our Restated Certificate of Incorporation and bylaws, Alejandro Rivera, the Class V Alternate Director, attended all of the Board meetings and Committee meetings in Mr. Gustavo Cisneros' place. Mr. de Angoitia did not attend any of the Board meetings or Committee meetings in Mr. Baston's place.

                                BOARD COMMITTEES

AUDIT COMMITTEE

    Univision's Audit Committee, currently comprised of Messrs. Gaba, Horn and Rivera, makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of such audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of our internal accounting controls. The Audit Committee adopted and the Board approved on February 16, 2000 a revised Audit Committee Charter, a copy of which is included as Appendix A to this proxy statement. The Audit Committee met 2 times in 1999.

COMPENSATION COMMITTEE

    Univision's Compensation Committee is currently comprised of Messrs. Gaba, Horn, and Rivera. This Committee makes recommendations to the Board concerning compensation of our executive officers and administers the 1996 Performance Award Plan. See "Employment Agreements and Arrangements." The Compensation Committee met 3 times in 1999.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

    The following table sets forth certain information regarding beneficial ownership of Univision's voting securities as of March 1, 2000 by (1) each person who we know beneficially owns 5% or more of the outstanding shares of any class of Univision's voting securities, (2) each of our directors and the Named Executive Officers (as defined in the "Summary Table of Executive Compensation" section below), and (3) all directors and executive officers as a group. Except as indicated in the footnotes to the table, each person named in the table has sole voting and investment power with respect to all shares of securities shown as beneficially owned by them, subject to community property laws where applicable.

    Please see the footnotes below for the disclosure required by the Securities Exchange Act of 1934 for each of the parties listed below. Because the Class P, Class T and Class V Common Stock and the Series A Preferred can be converted to Class A Common Stock at any time, we are presenting the information below based on such conversions. We obtained the information presented below for stockholders other than officers and directors from Schedule 13Gs and amendments thereto, which reflect beneficial ownership as of December 31, 1999.

                                                                                                   PERCENT OF CLASS A
                                                                                                      COMMON STOCK
                                                       NUMBER OF SHARES OF    PERCENT OF CLASS A   BENEFICIALLY OWNED
                                                      CLASS A COMMON STOCK       COMMON STOCK      ASSUMING WARRANTS
                                                       BENEFICIALLY OWNED     BENEFICIALLY OWNED     ARE EXERCISED
NAME AND ADDRESS(A)                TITLE OF CLASS            (B)(C)                  (C)                  (O)
-------------------              -------------------  ---------------------   ------------------   ------------------
A. Jerrold Perenchio(a) .......  Class A and Class P       19,981,245(d)            19.8%                17.5%
                                 Common Stock

Grupo Televisa ................  Class T                    6,796,517(e)            6.8%                  5.9%
Avenida Chapultepec,             Common Stock
No. 28 06724 Mexico, D.F.
Mexico

Venevision ....................  Class V                    8,918,582(e)(f)         8.9%                 19.8%
c/o Finser Corporation           Common Stock
550 Biltmore Way,
Suite 900
Coral Gables,
Florida 33134

Janus Capital Corporation .....  Class A                    8,266,880(g)            8.2%                  7.2%
100 Fillmore Street, Suite 300   Common Stock
Denver, Colorado 80206-4923

Putnam Investments, Inc. ......  Class A                    5,946,331(h)            5.9%                  5.2%
One Post Office Square,          Common Stock
Boston, Massachusetts 02109

Morgan Stanley Dean Witter &     Class A                    3,286,020(i)            3.3%                  2.9%
Co. .                            Common Stock
1585 Broadway New York, New
York 10036

The Prudential Insurance         Class A                    6,104,937(j)            6.1%                  5.3%
  Company of America ..........  Common Stock
751 Broad Street
Newark, New Jersey 07102-3777

FMR Corp. .....................  Class A                    3,574,548(k)            3.6%                  3.1%
82 Devonshire Street             Common Stock
Boston, Massachusetts 02109

Jennison Associates LLC .......  Class A                    6,008,000(l)            6.0%                  5.3%
466 Lexington Avenue             Common Stock
New York, New York 10017

                                                                                                   PERCENT OF CLASS A
                                                                                                      COMMON STOCK
                                                       NUMBER OF SHARES OF    PERCENT OF CLASS A   BENEFICIALLY OWNED
                                                      CLASS A COMMON STOCK       COMMON STOCK      ASSUMING WARRANTS
                                                       BENEFICIALLY OWNED     BENEFICIALLY OWNED     ARE EXERCISED
NAME AND ADDRESS(A)                TITLE OF CLASS            (B)(C)                  (C)                  (O)
-------------------              -------------------  ---------------------   ------------------   ------------------
George W. Blank(a).............  Class A                      439,144(m)              *                    *
                                 Common Stock

Robert V. Cahill(a)............  Class A                      209,865(m)              *                    *
                                 Common Stock

Henry Cisneros(a)..............  Class A                       96,520(m)              *                    *
                                 Common Stock

Harold Gaba(a).................  Class A                       79,250(m)              *                    *
                                 Common Stock

Alan F. Horn(a)................  Class A                      116,250(m)              *                    *
                                 Common Stock

John G. Perenchio(a)...........  Class A                        6,475(m)              *                    *
                                 Common Stock

Ray Rodriguez(a)...............  Class A                      410,404(m)              *                    *
                                 Common Stock

Alejandro Rivera ..............  Class A                      206,250(m)              *                    *
c/o Finser Corporation           Common Stock
550 Biltmore Way
Suite 900
Coral Gables, Florida 33134

Jose A. Baston Patino .........  N/A                                0                 *                    *
Grupo Televisa
Av. Chapultepec No. 28 6th Piso
Col. Doctores, Mexico D.F.
06724

Alfonso de Angoitia ...........  N/A                                0                 *                    *
c/o Minares, Angoitia, Cortes y
  Fuentes S.C.
505 3rd Floor
Lomas de Chapultepec
11000 Mexico City, Mexico

Carlos Cisneros ...............  N/A                                0                 *                    *
c/o Cisneros Television Group
404 Washington Ave, Penthouse
Fl.
Miami Beach, Florida 33139

Chester and Naomi Smith .......  Series A                     550,659(n)              *                    *
c/o J. Wilmer Jensen, Esq.       Preferred
1514 H. Street
Modesto, California 95354

All directors and executive      Class A, Class P,         21,545,403(e)(f)         21.2%                18.7%
officers                         Class T and Class V
  as a group (12 persons)......  Common Stock

------------------------------

(a) Unless otherwise indicated, the address of each executive officer and director is 1999 Avenue of the Stars, Suite 3050, Los Angeles, California 90067.

(b) Each of A. Jerrold Perenchio and his affiliates ("Perenchio"), Televisa, Venevision, and Chester and Naomi Smith beneficially own 100% of their respective classes.

(c) Assumes that the Class P, Class T and Class V Common Stock outstanding is converted into Class A Common Stock on a share for share basis and assumes that the 9,000 shares of Series A Preferred have been converted into 550,659 shares of Class A Common Stock since this may be done at any time in accordance with their respective terms. Does not include the shares issuable upon exercise of the 13,719,850 warrants that are outstanding (see footnote (e) below).

(d) Includes 442,870 shares of Class P Common Stock beneficially owned by Margaret Perenchio, Mr. Perenchio's wife. Mr. Perenchio has the sole power to vote such shares pursuant to a proxy, but Mrs. Perenchio has sole power to dispose of or direct the disposition of such shares. Also includes 200 shares of Class A Common Stock owned by Mr. Perenchio.

(e) Excludes 1,000 shares of Class T Common Stock and 13,718,850 shares of
    Class V Common Stock issuable upon exercise of warrants held by Televisa and Venevision, respectively. Such warrants may be exercised by the holder, so long as the aggregate shares owned by Televisa, Venevision and all non-U.S. aliens do not represent more than 25% of the outstanding stock.

(f) A trust for the benefit of the family of Gustavo Cisneros and a trust for the benefit of the family of Ricardo Cisneros each owns a 50% indirect beneficial ownership interest in the equity of the Venevision affiliates that own these shares. These affiliates have shared voting and dispositive powers. Messrs. Gustavo and Ricardo Cisneros disclaim beneficial ownership of such shares.

(g) Based on a report on Schedule 13G/A dated February 15, 2000, Janus Capital Corporation and/or its affiliates had sole voting and sole dispositive power over all such shares. Based on such Schedule 13G/A, Janus Capital Corporation owned 12.7% of the Class A Common Stock outstanding as of December 31, 1999.

(h) Based on a report on Schedule 13G/A dated February 18, 2000, Putnam Investments, Inc. and/or its affiliates had shared voting power over 333,770 of such shares and shared dispositive power over all such shares. Based on such Schedule 13G/A, Putnam Investments, Inc. owned 9.2% of the Class A Common Stock outstanding as of December 31, 1999.

(i) Based on a report on Schedule 13G dated February 4, 2000, Morgan Stanley Dean Witter & Co. had shared voting power over 3,249,145 of such shares and shared dispositive power over all such shares. Based on such Schedule 13G, Morgan Stanley Dean Witter & Co. owned 5.1% of the Class A Common Stock outstanding as of December 31, 1999.

(j) Based on a report on Schedule 13G dated February 7, 2000, The Prudential Insurance Company of America had sole voting and sole dispositive power over 284,250 of such shares, shared voting power over 5,489,887 of such shares, and shared dispositive power over 5,820,687 of such shares. Based on such
    Schedule 13G, The Prudential Insurance Company of America owned 9.4% of the Class A Common Stock outstanding as of December 31, 1999.

(k) Based on a report on Schedule 13G dated February 14, 2000, FMR Corp. and/or its affiliates had sole voting power over 158,048 of such shares and sole dispositive power over all such shares. Based on such Schedule 13G, FMR Corp. owned 5.5% of the Class A Common Stock outstanding as of December 31, 1999.

(l) Based on a report on Schedule 13G dated February 10, 2000, Jennison Associates LLC ("Jennison") had sole voting power over 5,677,200 shares and shared dispositive power over all such shares. Based on such Schedule 13G, Jennison Associates LLC owned 9.3% of the Class A Common Stock outstanding as of December 31, 1999. The Prudential Insurance Company of America ("Prudential") owns 100% of the equity interests of Jennison. As a result, Prudential may be deemed to have the power to exercise or to direct the exercise of such voting and/or dispositive power that Jennison may have with respect to the Class A Common Stock. Jennison does not file jointly with Prudential, as such, shares of the Class A Common Stock reported on Jennison's 13G may be included in the shares reported on the 13G filed by Prudential.

(m) The following persons hold stock options that are vested or will vest and become exercisable on or before April 30, 2000: Mr. Blank--375,000;
    Mr. Henry Cisneros--75,000; Mr. Rodriguez--375,000; Mr. Rivera--206,250; Mr. Gaba--16,250; and Mr. Horn--16,250.

(n) The Series A Preferred is voting stock (one vote per share) and is convertible into 550,659 shares of Class A Common Stock at the option of the holders until March 20, 2001. The Series A Preferred is redeemable at the option of the holders at any time, and by us after March 20, 2001. We are not aware of any other shares of Class A Common Stock beneficially owned by Chester and Naomi Smith.

(o) The warrants to purchase Class T and Class V Common Stock are subject to certain exercise restrictions. See "Certain Relationships and Related Transactions--Warrants."

*   Represents less than one percent.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION*

    The Compensation Committee currently consists of Messrs. Gaba, Horn and Rivera, none of whom is an employee of Univision. The Compensation Committee is responsible for making recommendations to the Board concerning the compensation levels of our executive officers. The Compensation Committee also administers the 1996 Performance Award Plan and determines awards to be made under such plan to officers and to other eligible individuals.

    The Compensation Committee may consider other forms of compensation, both short-term and long-term, in addition to those described below, designed to link compensation with achieving financial targets. The Compensation Committee has retained the services of Frederic W. Cook & Co. Inc. ("F.W. Cook") to assist it in reviewing the compensation levels of Univision's executive officers as well as the compensation plans offered by Univision.

    Based on competitive data presented to the Compensation Committee from peer company analyses and pay surveys of generally comparable companies, the Compensation Committee believes that total compensation for each of Univision's named executive officers, other than the Chief Executive Officer who receives no compensation, is in the median to seventy-fifth percentile range.

                                  BASE SALARY

    Basic compensation paid to our executives during 1999 was established by Mr. Perenchio, our Chairman. The basic compensation of the executive officers other than Messrs. Perenchio and Cahill is set forth in employment agreements whose terms extend to 2002. Mr. Perenchio serves as Chief Executive Officer without remuneration. See also "Certain Relationships and Related Transactions" for a description of reimbursements by Univision of salaries and services of Mr. Cahill and others provided by another company wholly-owned by Mr. Perenchio.

                               BONUS COMPENSATION

    The Compensation Committee, based upon management's recommendation, approved cash bonuses for 1999. In considering cash bonuses, management took into account the employee's responsibilities, his or her performance during the prior year, and other factors such as profitability, market share, industry position and outstanding achievements. There were neither specific weightings for the performance criteria nor were there specific goals set in advance for determining bonus amounts. F.W. Cook has recommended and the Compensation Committee is considering adopting certain objective criteria for a portion of future bonuses.

                           EQUITY-BASED COMPENSATION

    The Compensation Committee believes in linking long-term incentives to an increase in stock value as they award stock options at the fair market value on the date of grant that vest over time thus encouraging employees to continue to use their best professional skills and to remain in Univision's employ. Options issued during Univision's initial public offering in September 1996 vested in two years. Substantially all other options are exercisable in annual 25% increments over a four-year period.

    In considering the grant of stock options, the Compensation Committee considers the optionee's responsibilities, his or her performance during the prior year, his or her expected future contribution to

------------------------

* This section of the proxy statement is not incorporated by reference by any general statement incorporating by reference this proxy statement into any of our filings pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this section by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either such Acts.

Univision's performance, competitive data on grant values at comparable companies, and the recommendation of Mr. Perenchio and other senior executives. F.W. Cook has recommended that Univision's 1996 Performance Award Plan (the "1996 Plan") be amended in certain ways to make the 1996 Plan more flexible and that additional shares be made available under the 1996 Plan. The Compensation Committee believes that the 1996 Plan has been effective in attracting, retaining and motivating executives and employees of Univision and is an important element of Univision's overall compensation program. Therefore, it recommended and the Board of Directors approved increasing by 7,600,000 the number of shares of Class A Common Stock available under the 1996 Plan. See "Employment Agreements and Arrangements."

                  THE DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    Section 162(m) of the Internal Revenue Code limits the deductibility by us of cash compensation in excess of $1 million paid to the chief executive officer and the four highest compensated executive officers during any taxable year, unless such compensation meets certain requirements. We believe the 1996 Plan complies with the rules under Section 162(m) for treatment as performance-based compensation, allowing us to fully deduct compensation paid to executives under the plan. We believe the compensation awarded under the Bonus Plan does not fully comply with the rules under Section 162(m), and therefore certain executive compensation paid in 1999 will be non-deductible.

                           The Compensation Committee
                                  Harold Gaba
                                  Alan F. Horn
                                Alejandro Rivera

                    SUMMARY TABLE OF EXECUTIVE COMPENSATION

    The following table shows the compensation we paid or accrued during 1999, 1998 and 1997 to each of our executive officers (collectively, the "Named Executive Officers").

                                                                                 LONG-TERM
                                             ANNUAL COMPENSATION                COMPENSATION
                                ---------------------------------------------   ------------
                                                                                 SECURITIES
                                                        CASH     OTHER ANNUAL    UNDERLYING     ALL OTHER
                                            SALARY    BONUSES    COMPENSATION   OPTIONS/SARS   COMPENSATION
NAME AND PRINCIPAL POSITION       YEAR       ($)        ($)          ($)            (#)            ($)
---------------------------     --------   --------   --------   ------------   ------------   ------------
A. Jerrold Perenchio(a) ......  1999        None       None         None           None           None
  Chairman of the Board and     1998        None       None         None           None           None
  Chief Executive Officer       1997       300,000     None         None           None           None

Henry Cisneros(b) ............  1999       600,000    600,000       None            75,000        None
  President and Chief           1998       493,205    500,000      1,240,000(c)    100,000        None
  Operating Officer             1997       374,359    400,000       None           300,000       1,000,000(d)

George W. Blank ..............  1999       550,000    600,000       None            75,000           9,600(e)
  Executive Vice President and  1998       550,000    550,000      2,480,000(c)    100,000           9,600(e)
  Chief Financial Officer       1997       500,000    500,000       None           100,000           4,800(e)

Robert V. Cahill(f) ..........  1999       500,000    600,000       None            75,000        None
  Vice President and Secretary  1998       500,000    500,000      3,306,677(c)    100,000        None
                                1997       500,000    500,000       None           100,000        None

Ray Rodriguez ................  1999       650,000    750,000       None           100,000           9,600(e)
  President and Chief           1998       650,000    650,000      3,306,677(c)    100,000           9,600(e)
  Operating Officer of the      1997       600,000    600,000       None           100,000           4,800(e)
  Network

------------------------

(a) Mr. Perenchio's services were provided pursuant to the informal arrangement described in "Employment Agreements and Arrangements." Mr. Perenchio was not compensated for his services in any employment capacity with Univision during the past four years except from October 1996 through March 1997.

(b) Mr. Cisneros joined Univision on January 27, 1997.

(c) Reflects fair market value of stock awarded on May 27, 1998 as bonuses and required tax withholding. See "Compensation Committee Report on Executive Compensation--Bonus Compensation" and "Security Ownership of Certain Beneficial Owners and Management."

(d) Sign-on bonus paid February 1, 1997.

(e) Matching contribution pursuant to 401(k) Plan. See "401(k) Savings and Thrift Plan."

(f) The services of Mr. Cahill in 1999, 1998 and 1997 were provided by Mr. Perenchio pursuant to the informal arrangement among Mr. Perenchio, Televisa and Venevision described in "Employment Agreements and Arrangements." Mr. Cahill was paid by Mr. Perenchio a salary of $500,000 in 1999, 1998, and 1997, respectively, for all of the services he performed for us and one-half of such salary was charged to us. We paid a bonus of $600,000 earned in 1999 and $500,000 earned in each of 1998 and 1997 to Mr. Cahill. See "Employment Agreements and Arrangements."

                     EMPLOYMENT AGREEMENTS AND ARRANGEMENTS

    Effective January 27, 1997, we entered into a three-year employment agreement with Henry Cisneros. Effective February 12, 1997, Mr. Cisneros was elected President and Chief Operating Officer in accordance with the terms of his employment agreement. Mr. Cisneros' base compensation was $400,000 in 1997, $500,000 in 1998 and $600,000 in 1999. He also received a signing bonus of $1 million in 1997. On January 1, 2000, we amended his agreement to extend the term through December 31, 2002. Mr. Cisneros' base compensation will be $600,000 in 2000, 2001 and 2002.

    On January 1, 2000, Messrs. Blank and Rodriguez entered into amended employment agreements with us, each of which expires on December 31, 2002.
Mr. Blank's base salary under his agreement was $500,000 for 1997 and $550,000 for 1998 and 1999; and will be $600,000 for 2000, 2001 and 2002.
Mr. Rodriguez's base salary under his agreement was $600,000 for 1997 and $650,000 for 1998 and 1999; and will be $700,000 for 2000 and $800,000 for 2001 and 2002. In addition, based upon an annual review of each individual's performance and our results of operations and our prospects, we may grant
Mr. Cisneros, Mr. Blank and Mr. Rodriguez bonuses.

    The employment agreements for Messrs. Cisneros, Blank and Rodriguez may be terminated for cause, upon death or disability or without cause. In the case of a termination without cause, the employee shall, subject to certain conditions regarding confidentiality, trade secrets and competitive activities, be entitled to receive his base salary for the remainder of his employment agreement.

    Pursuant to an informal arrangement among Mr. Perenchio, Televisa and Venevision, the services of Messrs. Cahill and Perenchio were provided by Mr. Perenchio in 1999, 1998 and 1997. In each of 1999, 1998 and 1997,
Mr. Cahill was paid $500,000 by Mr. Perenchio for services as a Univision executive officer and one-half was charged to us. In addition, we paid a bonus for 1999 of $600,000, and $500,000 for each of 1998 and 1997 to Mr. Cahill.
Mr. Perenchio serves as Chairman of the Board and Chief Executive Officer without compensation.

401(k) SAVINGS AND THRIFT PLAN

    We presently have a retirement savings plan (the "401(k) Plan") covering all eligible employees who have completed one year of service. The 401(k) Plan allows all employees to defer up to 15% of the total eligible compensation that would otherwise be paid to the employee, which deferral in 1999 could not exceed $10,000. Employee contributions are invested in selected mutual funds and a unitized fund of our Class A Common Stock according to the direction of the employee. The 401(k) Plan permits us each year to match up to the first 6% of such employee's eligible compensation contributed to the plan, subject to certain limitations imposed by the Internal Revenue Service. During 1999 and 1998, we matched 100% of the first 6% of employee's eligible compensation contributed to the 401(k) Plan. During 1997, we offered matching contributions to each eligible employee of 75% of the first 4% of an employee's contribution.

1996 PERFORMANCE AWARD PLAN

    We established the 1996 Plan to attract, reward and retain talented and experienced officers, other key employees and certain other eligible persons ("Eligible Persons") who may be granted awards from time to time by the Compensation Committee.

    Awards under the 1996 Plan may be in the form of nonqualified and incentive stock options, stock appreciation rights ("SARs"), restricted stock, performance shares, stock bonuses and cash bonuses. Awards may be granted singly or in combination with other awards, consistent with the terms of the 1996 Plan. Awards under the 1996 Plan generally are nontransferable by a holder (other than by will or the laws of descent and distribution) and rights thereunder generally will be exercisable, during the holder's lifetime, only by the holder, subject to such exceptions as (consistent with applicable legal considerations) may be authorized from time to time by the Compensation Committee.

    Unless the Compensation Committee determines before a change in control event that benefits under awards made under the 1996 Plan will not accelerate or the Compensation Committee provides otherwise in an award agreement, then upon a change in control event each option and SAR will become immediately exercisable, restricted stock will immediately vest free of restrictions and the number of shares, cash or other property covered by each award will be issued to the grantee of such award. A change in control event under the 1996 Plan is defined generally to include the acquisition of 50% or more of our outstanding voting securities by any person other than a person who is the beneficial owner of more than 20% of the Class A Common Stock at the time the 1996 Plan was adopted, a transfer of substantially all of our assets, our dissolution or liquidation, or a merger, consolidation or reorganization whereby stockholders immediately before such event own less than 50% of the outstanding voting securities of the surviving entity after such event.

    The maximum term of options, SARs and other rights to acquire Class A Common Stock granted under the 1996 Plan is 10 years after the initial date of award. No award under the 1996 Plan can be made after September 20, 2006.

    No more than 11,000,000 shares of Class A Common Stock may be issued in respect of awards under the 1996 Plan (subject to certain anti-dilution adjustments). The number of shares of Class A Common Stock subject to options and SARs granted to any individual in any calendar year is limited to 1,000,000 and the number of shares of Class A Common Stock that may be subject to awards granted in any calendar year may not exceed 2,750,000 (excluding any Eligible Person hired in that year as our chief executive officer).

    Unless approved by the Board, no award may vest more quickly than 25% per year other than in the case of options issued in connection with our initial public offering or awards granted in lieu of cash bonuses, which may vest at the rate of 50% per year.

    If the stockholders vote to adopt the Univision Communications Inc. 1996 Performance Award Plan (Amended and Restated as of February 16, 2000) (the "Amended 1996 Plan"), then the Amended 1996 Plan will replace the 1996 Plan.

PROPOSED ADOPTION OF THE 1996 PERFORMANCE AWARD PLAN
  (AMENDED AND RESTATED AS OF FEBRUARY 16, 2000)

    At the Annual Meeting, stockholders will be asked to approve the Amended 1996 Plan. The Board approved the Amended 1996 Plan, effective February 16, 2000, subject to the receipt of stockholder approval, based, in part, on its belief that the Amended 1996 Plan promotes the interests of Univision and its stockholders and that an insufficient number of shares of Class A Common Stock remains available under the limits of the 1996 Plan to adequately provide for future incentives. The Amended 1996 Plan, if approved by the stockholders, will authorize the issuance or delivery of up to 18,600,000 shares of Class A Common Stock.

    As of March 1, 2000, 8,062,600 shares of Class A Common Stock remained subject to awards then outstanding under the 1996 Plan and an additional 837,750 shares remained available for additional award grants under the 1996 Plan.

    SUMMARY DESCRIPTION OF THE AMENDED 1996 PLAN

    The principal terms of the Amended 1996 Plan are summarized below. The following summary is qualified in its entirety by the full text of the Amended 1996 Plan, a copy of which is included as Appendix B to this proxy statement. Capitalized terms used in this summary that are not otherwise defined have the meaning set forth for them in the Amended 1996 Plan.

    PURPOSE. The purpose of the Amended 1996 Plan is to promote the success of Univision and its Subsidiaries (the "Company") and the interests of the stockholders by attracting, motivating, retaining and rewarding key employees by providing them with incentives to improve the financial performance of the Company.

    AWARDS. The Amended 1996 Plan authorizes incentive and nonqualified stock options ("Options"), SARs, restricted stock and restricted stock unit awards, performance share awards, stock bonuses and cash bonus awards.

    ADMINISTRATION. The Compensation Committee of the Board will administer the Amended 1996 Plan. It has the authority to determine the particular Eligible Employees who will receive Awards, grant Awards to Eligible Employees (including determining the number of shares to be awarded and the price at which the securities will be awarded), approve the forms of Award Agreements, interpret the Amended 1996 Plan, and perform other responsibilities enumerated in the Amended 1996 Plan.

    ELIGIBILITY. Only Eligible Employees can receive Awards under the Amended 1996 Plan. An Eligible Employee is an officer (whether or not a director) or key employee of the Company, or any Other Eligible Person, as determined by the Compensation Committee in its discretion. An Other Eligible Person is a non-employee individual, consultant, advisor or agent (subject to certain qualifications discussed in the Amended 1996 Plan) who renders or has rendered bona fide services to the Company. These services do not include services in connection with the offering or sale of securities of the Company in a capital raising transaction.

    Approximately 190 officers and key employees of the Company are considered eligible under the Amended 1996 Plan at the present time, subject to the power of the Compensation Committee to determine eligible persons to whom Awards will be granted.

    SHARES AVAILABLE FOR AWARDS. A maximum of 18,600,000 shares of Class A Common Stock may be issued or delivered pursuant to Awards granted under the Amended 1996 Plan. The maximum number of shares subject to Awards that may be granted to any individual during any calendar year is 1,000,000 shares of Class A Common Stock. Also, the maximum number of shares of Class A Common Stock that may be subject to Awards granted in any calendar year is 2,750,000, unless the Compensation Committee unanimously agrees otherwise. Furthermore, only 9,300,000 shares of Class A Common Stock may be the subject of Awards other than Options.

    As is customary in incentive plans of this nature, the number of shares of Class A Common Stock available under the Amended 1996 Plan and the then outstanding Awards, as well as exercise or purchase prices, performance targets under certain performance-based Awards and share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to stockholders.

    The Amended 1996 Plan does not limit the authority of the Board or the Compensation Committee to grant awards or authorize any other compensation, with or without reference to the Class A Common Stock, under any other plan or authority.

    LIMITATIONS ON EXERCISE AND VESTING OF AWARDS. For Options granted in lieu of cash bonuses, such Options may vest at the rate of 50% a year. No other Award may vest more quickly than 25% on each anniversary date of the grant, unless authorized by unanimous consent of the Compensation Committee.

    EMPLOYEE OPTIONS. An Option is the right to purchase shares of Class A Common Stock at a future date at a specified price. An Option may either be an Incentive Stock Option or a Nonqualified Stock Option. An Incentive Stock Option means an Option that is intended to comply with Section 422 of the Internal Revenue Code (the "Code"). A Nonqualified Stock Option includes Options designated as such and Options that were intended as Incentive Stock Options but failed to meet the applicable legal requirements thereof. An Incentive Stock Option is subject to more restrictive conditions as discussed in the Amended 1996 Plan and the Code. Also, an Incentive Stock Option is taxed differently from a Nonqualified Stock Option, as described under "Federal Income Tax Treatment" below.

    Shares of Class A Common Stock used to satisfy the exercise price of an Option will be valued at their Fair Market Value. The purchase price of any shares of Class A Common Stock purchased on exercise of an Option will be paid in full at the time of the purchase in cash or electronic funds transfer, by certified or cashier's check, by delivery of previously owned shares of Class A Common Stock, or in a combination of the preceding methods (subject to any limitation imposed by the Compensation Committee). Options granted under the Amended 1996 Plan expire no later than ten years after the Award Date. Unless otherwise provided in an Award Agreement and subject to the provisions of the Amended 1996 Plan, the Compensation Committee may adjust the vesting schedule, or the term, of an Award by amendment, by waiver or by other legally valid means.

    STOCK APPRECIATION RIGHTS. A SAR is the right to receive an aggregate amount determined by multiplying the number of shares to which the SAR is being exercised by the excess of the Fair Market Value of a share of Class A Common Stock on the date of exercise over the base price per share of Class A Common Stock under the SAR. The Compensation Committee, in its sole discretion, will determine whether payment will be in cash, in shares of Class A Common Stock, or in a combination of the two. SARs may be granted in connection with other Awards or independently.

    RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS. A Restricted Stock Award is an award for a number of shares of Class A Common Stock. A Restricted Stock Unit Award is an award of units payable in shares of Class A Common Stock upon the vesting of the units. For both Awards, the Compensation Committee will specify the consideration, the conditions on vesting (which may include, among others, the passage of time and specified performance objectives), and the transfer and other restrictions (as established in the Amended 1996 Plan and the applicable Award Agreement), for so long as such shares or units remain unvested under the terms of the applicable Award Agreement. Both Awards will be granted in the sole discretion of the Compensation Committee.

    PERFORMANCE SHARE AWARDS, STOCK BONUSES AND CASH BONUS AWARDS. A Performance Share Award is an award of a right to receive shares of Class A Common Stock or other compensation granted in the sole discretion of the Compensation Committee. This Award will be based upon an Award Agreement that will specify the maximum number of shares of Class A Common Stock subject to the Award, the consideration to be paid for such shares, the duration of the Award, and the conditions upon which the delivery of the cash, shares or other property will be based. The amount of cash, shares or other property that may be delivered pursuant to such Award will be based upon the degree of attainment over a performance cycle (not to exceed ten years) of measures of performance as established by the Compensation Committee.

    A Stock Bonus is an award, granted in the sole discretion of the Compensation Committee, of shares of Class A Common Stock for no consideration other than past services that are used to reward exceptional or special services, contributions or achievements. The Compensation Committee may grant a Stock Bonus independently or in lieu of a cash bonus. The Compensation Committee may also establish a program of annual incentive awards that are payable in cash (a "Cash Bonus Award") to Eligible Employees based upon the extent to which performance goals are attained during the performance period. No Eligible Employee may receive a Cash Bonus Award in excess of $20 million in any given year.

    In addition to these Awards, the Amended 1996 Plan provides that the Compensation Committee may grant to executive officers performance-based awards designed to satisfy the requirements for deductibility of compensation under
Section 162(m) of the Code ("Performance-Based Awards"). The performance measurement for Performance-Based Awards is performance relative to pre-established business criteria and specific performance targets over performance periods neither shorter than one year nor longer than ten years. These targets may be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events that were unforeseeable at the time the targets were set. Any one executive officer cannot receive a Performance-Based Award that exceeds 500,000 shares or $20 million in cash in any fiscal year. Before a Performance-Based Award is paid to an executive officer, the Compensation Committee must certify that the performance targets have been satisfied.

    EFFECT OF TERMINATION OF EMPLOYMENT. Options that are not yet exercisable will generally terminate upon the date a Participant is no longer employed by the Company. If a Participant's employment terminates for any reason (resignation, dismissal, Retirement, Total Disability, or death), the Option, to the extent it is exercisable at the date of termination of employment, is still exercisable for a period of time as will be specified in the applicable Award Agreement.

    SARs granted concurrently or in tandem with an Option have the same post-termination provisions and exercisability periods as the Options to which they relate, unless the Compensation Committee provides otherwise. With respect to any other Award, the Compensation Committee will establish a Participant's rights and benefits in the event of a termination of employment and may make distinctions based upon the cause of termination and the nature of the Award. The Compensation Committee may also, in its discretion, increase the portion of a Participant's Award available to the Participant in connection with a Participant's termination of employment (other than discharge for cause).

    ACCELERATION OF AWARDS; POSSIBLE EARLY TERMINATION OF AWARDS. Unless prior to a Change in Control Event (an "Event") the Compensation Committee determines that, upon the occurrence of an Event, benefits will not be accelerated or only certain benefits will be accelerated, then generally upon an Event each Option and SAR will become immediately exercisable, Restricted Stock will vest free of restrictions, and the number of shares, cash or other property covered by each Performance Share Award will be issued to the Participant. If any Option or other right to acquire Class A Common Stock has been fully accelerated but not exercised prior to a dissolution of the Corporation, an extraordinary dividend or other extraordinary distribution, or other like event as discussed in
Section 6.2(a) of the Amended 1996 Plan, then the Option or other right will terminate, subject to any survival rights expressly provided by the Compensation Committee.

    PLAN AMENDMENT, TERMINATION AND SUSPENSION. The Board may amend, modify, suspend or terminate the Amended 1996 Plan at any time. Unless required by applicable law or deemed necessary or advisable by the Board, stockholder approval for an amendment will not be required. The Compensation Committee may waive conditions of or limitations on Awards without the consent of a Participant, and may make any other changes to the terms and conditions of Awards that do not have a material, adverse effect on a Participant's rights and benefits under an Award.

    TRANSFER RESTRICTIONS.  Subject to certain exceptions contained in
Section 1.8 of the Amended 1996 Plan, no Participant may transfer any Award granted under the Amended 1996 Plan, and no Award may be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, other than to the Corporation.

    SECURITIES UNDERLYING AWARDS. The market value of a share of Class A Common Stock as of March 1, 2000 was $97.125 per share. Upon receipt of stockholder approval of the Amended 1996 Plan, the Corporation plans to register under the Securities Act of 1933, the additional shares of Class A Common Stock available under the Amended 1996 Plan.

    FEDERAL INCOME TAX CONSEQUENCES. With respect to Nonqualified Stock Options, the Company is generally entitled to deduct an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to Incentive Stock Options, the Company is generally not entitled to a similar deduction either upon grant of the Option or at the time the Option is exercised. If Incentive Stock Option shares are not held for specified qualifying periods, however, the difference between the fair market value of the shares at the date of exercise (or, if lower, the sale price) and the cost of such shares is taxed as ordinary income (and the Company will receive a corresponding deduction) in the year the shares are sold.

    The current federal income tax consequences of other Awards authorized under the Amended 1996 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as Nonqualified Stock Options; non-transferable Restricted Stock subject to a substantial risk of forfeiture results in income recognition only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); and Performance Share Awards generally are subject to tax at the time of payment. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the Participant recognizes income.

    If an Award is accelerated under the Amended 1996 Plan in connection with a change in control (as this term is used in the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the Code (and certain excise taxes may be triggered). Further, if the compensation attributable to Awards is not "performance-based" within the meaning of Section 162(m) of the Code, the Company may not be permitted to deduct the aggregate non performance-based compensation in excess of $1,000,000 in certain circumstances.

    CONDITION TO THE GRANT OF AWARDS. Based upon an agreement between the members of the Board, the Compensation Committee will not grant Awards for any of the additional 7,600,000 shares without the approval of the grant or an objective grant scheme by the Class V and Class T Directors.

    VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS FOR THIS
PROPOSAL. The Board believes that the Amended 1996 Plan will help promote the interests of the Company (i) by linking the interests of the Company's stockholders and Participants, and (ii) by providing an additional means through which the Company can attract, motivate, retain, and reward key employees. The approval of the Amended 1996 Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE AMENDED 1996 PLAN.

                             OPTION GRANTS IN 1999

                                               INDIVIDUAL GRANTS IN 1999
                        ------------------------------------------------------------------------
                            NUMBER OF        % OF TOTAL OPTIONS
                            SECURITIES           GRANTED TO         EXERCISE                       GRANT DATE
                        UNDERLYING OPTIONS      EMPLOYEES IN         PRICE                           PRESENT
NAME                        GRANTED(#)        LAST FISCAL YEAR    PER SHARE($)   EXPIRATION DATE   VALUE($)(A)
----                    ------------------   ------------------   ------------   ---------------   -----------
A. Jerrold
  Perenchio...........       N/A                 N/A                N/A               N/A             N/A
Henry Cisneros(b).....         75,000                4.5%            87.25       December 2009      2,765,250
George W. Blank(b)....         75,000                4.5%            87.25       December 2009      2,765,250
Robert V. Cahill(b)...         75,000                4.5%            87.25       December 2009      2,765,250
Ray Rodriguez(b)......        100,000                6.1%            87.25       December 2009      3,687,000

------------------------

(a) The estimated value was developed solely for the purposes of comparative disclosure in accordance with the rules and regulations of the Securities and Exchange Commission and is not intended to predict future prices of our Class A Common Stock. The estimate was developed using the Black-Scholes option pricing model incorporating the following assumptions: dividend yield of 0%; expected volatility of 36.348%; risk-free interest rate of 6.05%; and expected life of five years. The fair value of options granted on December 6, 1999 is $36.87.

(b) The options vest in four equal annual installments commencing on December 6, 2000.

                    AGGREGATED OPTION EXERCISES IN 1999 AND
                             YEAR-END OPTION VALUE

                                                                     EXERCISABLE/           EXERCISABLE/
                                                                    UNEXERCISABLE        UNEXERCISABLE VALUE
                                                                 NUMBER OF SECURITIES      OF UNEXERCISED
                           SHARES ACQUIRED                        UNDERLYING OPTIONS    IN-THE-MONEY OPTIONS
NAME                       ON EXERCISE(#)    VALUE REALIZED($)       AT FY-END #          AT FY-END ($)(A)
----                       ---------------   -----------------   --------------------   ---------------------
A. Jerrold Perenchio.....     N/A                 N/A                   N/A                      N/A
Henry Cisneros...........      66,666            3,301,675          75,000/266,668       5,173,438/15,413,653
George W. Blank..........           0                    0         375,000/200,000       32,379,688/9,834,375
Robert V. Cahill.........           0                    0         275,000/200,000       23,310,938/9,834,375
Ray Rodriguez............           0                    0         375,000/225,000      32,379,688/10,207,813

------------------------

(a) This amount represents solely the difference in the market price ($102.1875) on the last trading day of the year, December 31, 1999, of those unexercised options which had an exercise price below such market price (i.e., "in-the-money options") and the respective exercise prices of the options. The exercise price of outstanding options ranges from $11.50 to $87.25. All options were granted at fair market value. No assumptions or representations regarding the value of such options are made or intended.

                    UNIVISION STOCK PRICE PERFORMANCE GRAPH*

    The following graph compares our cumulative total stockholder return with those of the S&P Broadcasting Index (TV, Radio & Cable) and the S&P 500 Index at quarterly intervals since we effected our initial public offering in September 1996. The graph assumes that $100 was invested on September 27, 1996 (the date of our initial public offering) in (i) our Class A Common Stock and
(ii) the S&P Broadcasting Index and (iii) the S&P 500 Index, including in each case, if applicable, reinvestment of dividends. Note: We caution that the stock price performance shown in the graph below should not be considered indicative of potential future stock price performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF 39 MONTH CUMULATIVE TOTAL RETURN*                 UNIVISION       S & P 500    S & P     S & P BROADCASTING
AMONG UNIVISION COMMUNICATIONS INC., THE S & P 500 INDEX,  COMMUNICATIONS INC.             MIDCAP 400  (TV, RADIO, CABLE)
THE S & P MIDCAP 400 INDEX
AND THE S & P BROADCASTING (TV, RADIO, CABLE) INDEX
9/27/96                                                                $100.00    $100.00     $100.00             $100.00
12/96                                                                  $160.87    $108.34     $106.06             $103.80
12/97                                                                  $303.53    $144.48     $140.27             $170.77
12/98                                                                  $313.04    $185.77     $160.50             $264.92
12/99                                                                  $888.59    $224.86     $184.14             $462.80
* $100 INVESTED ON 9/27/96 IN STOCK OR ON 9/30/96
IN INDEX - INCLUDING REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING DECEMBER 31.

------------------------

* This section of the proxy statement is not incorporated by reference by any general statement incorporating by reference this proxy statement into any of our filings pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this section by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either such Acts.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. These persons are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.

    Based solely on a review of the copies of such forms we received, or written representations from certain reporting persons that no forms were required for those persons, we believe that during 1999 all filing requirements applicable to our officers and directors were met.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The following is a brief summary of the material terms of certain agreements between us and one or more of Mr. Perenchio, Televisa and Venevision filed as exhibits to our Annual Report on Form 10-K for the year ended December 31, 1999. The information set forth below does not purport to be and is not a complete summary of all such agreements.

PROGRAM LICENSE AGREEMENTS

    One of our subsidiaries has entered into Program License Agreements with affiliates of both Televisa and Venevision which expire in December 2017 and which are guaranteed by Univision. Under these agreements, we have the first right to air in the United States all Spanish-language programming produced by or for Televisa and Venevision (with certain exceptions). In return for these programs, our subsidiary paid to the Televisa and Venevision affiliates an aggregate net royalty of approximately $101.7 million or 15% of its Combined Net Time Sales (time sales from broadcasting, including barter, trade, and television subscription revenues, less advertising commissions, certain special event revenues, music license fees, outside affiliate compensation and taxes other than withholding taxes) and will continue to pay 15% of such sales in 2000 and each subsequent year. The obligations of their respective affiliates have been guaranteed by Televisa and Venevision.

    Additionally, pursuant to the Program License Agreements, Televisa and Venevision have the right to use, without charge, advertising time that we do not sell to advertisers or that we do not use. There are limitations on the ability of Televisa and Venevision to use such time for telemarketing products and such time may be preempted to the extent sold to a paying advertiser. Televisa and Venevision may each also purchase for its own use non-preemptable time at the lowest spot rate for the applicable time period. During 1999, Televisa purchased non-preemptable time from us, which resulted in advertising revenues of approximately $1,784,000.

INTERNATIONAL PROGRAM RIGHTS AGREEMENT

    We have also granted Televisa and Venevision certain rights to exploit various programming produced by us or our subsidiaries for use on the Univision and Galavision networks on a royalty-free basis. These rights cover all countries outside of the U.S. for programs produced before our initial public offering or that replace such programs ("Grandfathered Programs") and cover Mexico and Venezuela for all other programs. For Grandfathered Programs, the rights described above will revert back to us from Televisa or Venevision when the applicable Program License Agreement terminates. For other programs, Televisa's or Venevision's rights revert back to us when that entity owns less than 30% of the securities that it owned on the date of our initial public offering.

PARTICIPATION AGREEMENT

    Pursuant to a Participation Agreement, Mr. Perenchio, Televisa and Venevision have also agreed that none of them will enter into certain transactions involving Spanish-language television broadcasting or a

Spanish-language television network in the U.S. without first offering us the opportunity to acquire a 50% economic interest. The Participation Agreement provides that if we elect to participate in any of these transactions, the offeror party will have substantial control over management of such transaction.

WARRANTS

    In connection with Mr. Perenchio, Televisa and Venevision's December 1992 acquisition of our predecessors, Televisa and Venevision were issued warrants to purchase Common Stock. The warrants are not exercisable unless it is lawful for the holder to own the number of shares issuable as a result of such exercise and such exercise would not violate the Communications Act of 1934, as amended. Subject to applicable securities laws, the warrants are freely transferable. The warrants are exercisable for Class T and Class V Common Stock. However, at the option of Televisa or Venevision, as the case may be, or if the warrants are not held by Televisa or Venevision or their respective permitted transferees at the time of exercise, the warrants are exercisable for Class A Common Stock. The warrants are exercisable for Common Stock at an exercise price of $0.06439 per share. If all warrants issued by us were fully exercised and all voting securities were converted to Class A Common Stock (not including options or Series A Preferred Stock), Venevision, would own approximately 20% of our Common Stock and Televisa would own approximately 6%.

REGISTRATION RIGHTS AGREEMENTS

    We have a Registration Rights Agreement with Mr. Perenchio, Televisa and Venevision, pursuant to which we have agreed to file registration statements covering our securities owned by them. As of March 1, 1999, Mr. Perenchio has the right to demand three registration statements, Venevision has the right to demand two and Televisa has the right to demand one. In addition, we gave these stockholders various piggyback registration rights. In general, we will pay all fees, costs and expenses of any such registration statements.

    Under a registration rights agreement entered into in connection with the acquisition of the Sacramento station, the current holders of the Series A Preferred are entitled to certain rights with respect to registration of their shares under the Securities Act. The terms of such registration rights agreement are similar to those of the registration rights agreement described above except that the current holders of the Series A Preferred only have the right to make one demand (excluding demands that we file a registration statement containing only the information required by Form S-3).

REIMBURSEMENT ARRANGEMENTS

    Univision reimburses Chartwell Services, Inc., an affiliate of Mr. Perenchio, for compensation of certain Chartwell Services, Inc. employees who devote time to Univision activities pursuant to an agreement entered into between Univision and Chartwell Services, Inc. in January 1998. For 1999, Univision agreed to reimburse Chartwell Services, Inc. approximately $1,050,000 for one-half of the salary, benefits and payroll taxes and all of the bonus and payroll taxes on such bonus relating to our Vice President and Secretary, Robert Cahill, and the salary, bonus, benefits and payroll taxes of support staff. For 1999, Univision agreed to reimburse Chartwell Services, Inc. approximately $370,000 for office space, transportation and other administrative costs and approximately $27,000 for tickets and related expenses at various sporting events.

    Pursuant to the agreement between Univision and Chartwell Services, Inc., Chartwell Services, Inc. will continue providing the services subject to such agreement through December 2000, subject to automatic one-year extensions.

                        FINANCIAL AND OTHER INFORMATION

    Our Annual Report to Stockholders for the fiscal year ended December 31, 1999, including financial statements, is enclosed with this proxy statement. We will furnish, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 1999 (including any financial statements and schedules, and a list describing any exhibits not contained therein) to any stockholder who submits a written request to the Secretary, at 1999 Avenue of the Stars, Suite 3050, Los Angeles, California 90067. The exhibits to the 10-K are available upon payment of charges that approximate our cost of reproduction.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    We appointed Arthur Andersen LLP as our independent public accountants and auditors for 2000. Arthur Andersen LLP has served as our independent public accountants since 1992.

    We expect representatives of Arthur Andersen LLP to be present at the meeting and to be available to respond to appropriate questions from stockholders. The Arthur Andersen LLP representatives will be given an opportunity to make a statement if they desire.

    Ratification of the appointment of Arthur Andersen LLP as our independent public accountants for 2000 requires the affirmative vote of a majority in voting interest of our capital stock represented in person or by proxy at the meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR 2000.

                             STOCKHOLDER PROPOSALS

    We must receive proposals of stockholders intended to be presented at the 2001 meeting of stockholders at our principal executive offices not later than December 1, 2000 for inclusion in our proxy statement and form of proxy relating to the meeting.

                                 OTHER MATTERS

    The Board of Directors knows of no matters to be presented for action by the stockholders at the meeting other than those described in this proxy statement. Unless otherwise indicated, if any other matter is properly brought before the meeting and may be properly acted upon, the persons named in the accompanying form of proxy will be authorized by such proxy to vote the proxies thereon in accordance with their best judgment.

                                          By Order of the Board of Directors,

                                          /s/ Robert V. Cahill
                                          Robert V. Cahill
                                          SECRETARY

March 30, 2000

                                   APPENDIX A
                            AUDIT COMMITTEE CHARTER
                                       OF
                         UNIVISION COMMUNICATIONS INC.

The Audit Committee is appointed by the Board to assist the Board in monitoring
(1) the integrity of the financial statements of the Company and (2) the independence and performance of the Company's external auditors. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is the responsibility of management and the independent auditor, not the Audit Committee, to plan or conduct audits and to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. It is not the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board.

2. Meet periodically, but no less than once per year, with management and the independent auditor to:

    a. Review the annual audited financial statements, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

    b. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

    c. Review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

    d. Obtain reports from management and the independent auditor as to whether the Company and its subsidiaries are in conformity with applicable legal requirements.

    e. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

3. Review with management and the independent auditor the Company's quarterly financial statements prior to the release of quarterly earnings.

4. Evaluate the performance of the independent auditor and recommend to the Board the appointment or replacement of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

5.  Approve the fees to be paid to the independent auditor.

6. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

7. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to insure the independence of the auditor.

8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

9. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include discussion of any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

10. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

11. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

12. Meet at least annually with the chief financial officer and the independent auditor in separate executive sessions.

                                   APPENDIX B
                         UNIVISION COMMUNICATIONS INC.
                          1996 PERFORMANCE AWARD PLAN
                 (AMENDED AND RESTATED AS OF FEBRUARY 16, 2000)

                               TABLE OF CONTENTS

                                                                            PAGE
  I.  THE PLAN..........................................................      1

      1.1   Purpose.....................................................      1

      1.2   Administration and Authorization; Power and Procedure.......      1

      1.3   Participation...............................................      2

      1.4   Shares Available for Awards.................................      2

      1.5   Grant of Awards.............................................      2

      1.6   Award Period................................................      3

      1.7   Limitations on Exercise and Vesting of Awards...............      3

      1.8   No Transferability..........................................      3

      1.9   Pricing Limits..............................................      4

 II.  EMPLOYEE OPTIONS..................................................      4

      2.1   Grants......................................................      4

      2.2   Option Payment Provisions...................................      4

      2.3   Limitations on Grant and Terms of Incentive Stock Options...      4

      2.4   Limits on 10% Holders.......................................      5

      2.5   Changes to Vesting Schedule or Term.........................      5

      2.6   Options and Rights in Substitution for Stock Options Granted
            by Other Corporations.......................................      5

III.  STOCK APPRECIATION RIGHTS.........................................      5

      3.1   Grants......................................................      5

      3.2   Exercise of SARs............................................      5

      3.3   Payment.....................................................      6

      3.4   Limited SARs................................................      6

 IV.  RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS.................      6

      4.1   Grants......................................................      6

      4.2   Restrictions................................................      7

      4.3   Return to the Corporation...................................      7

  V.  PERFORMANCE SHARE AWARDS, STOCK BONUSES, AND CASH BONUS AWARDS....
                                                                              7

      5.1   Grants of Performance Share Awards..........................      7

      5.2   Grants of Stock Bonuses.....................................      8

      5.3   Deferred Payments...........................................      8

      5.4   Special Performance-Based Share Awards......................      8

      5.5   Cash Bonus Awards...........................................      8

 VI.  OTHER PROVISIONS..................................................      9

      6.1   Rights of Eligible Employees, Participants and
            Beneficiaries...............................................      9

      6.2   Adjustments; Acceleration...................................      9

                                                                            PAGE
      6.3   Termination of Employment; Termination of Subsidiary Status;
            Discretionary Provisions....................................     10

      6.4   Compliance With Laws........................................     11

      6.5   Tax Withholding.............................................     11

      6.6   Plan Amendment, Termination and Suspension..................     12

      6.7   Privileges of Stock Ownership...............................     12

      6.8   Effective Date of this Plan.................................     12

      6.9   Term of this Plan...........................................     12

      6.10  Governing Law/Construction/Severability.....................     12

      6.11  Captions....................................................     13

      6.12  Non-Exclusivity of Plan.....................................     13

VII.  DEFINITIONS.......................................................     13

      7.1   Definitions.................................................     13

                         UNIVISION COMMUNICATIONS INC.
                          1996 PERFORMANCE AWARD PLAN
                 (AMENDED AND RESTATED AS OF FEBRUARY 16, 2000)

I. THE PLAN.

    1.1  PURPOSE.

    The purpose of this Plan is to promote the success of the Company and the interests of its stockholders by attracting, motivating, retaining and rewarding key employees by providing them incentives to improve the financial performance of the Company. "Corporation" means Univision Communications Inc., a Delaware corporation, and its successors, and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article VII.

    1.2  ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE.

        (a) COMMITTEE. This Plan shall be administered by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

        (b) PLAN AWARDS; INTERPRETATION; POWERS OF COMMITTEE. Subject to the express provisions and limitations of this Plan, the Committee shall have the authority:

           (i) to determine the particular Eligible Employees who will receive Awards;

           (ii) to grant Awards to Eligible Employees, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

          (iii) to approve the forms of Award Agreements (which need not be identical either as to type of Award or among Participants);

           (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Employee Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

           (v) to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under
       Section 6.6;

           (vi) to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

          (vii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

        (c) BINDING DETERMINATIONS. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

        (d) RELIANCE ON EXPERTS. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

        (e) DELEGATION. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

    1.3  PARTICIPATION.

    Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine.

    1.4  SHARES AVAILABLE FOR AWARDS.

    Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Class A Common Stock and any shares of its Class A Common Stock held as treasury shares.

        (a) NUMBER OF SHARES. The maximum number of shares of Class A Common Stock that may be delivered pursuant to Awards granted to Eligible Employees under this Plan shall not exceed 18,600,000 shares. The maximum number of shares of Class A Common Stock that may be the subject of Awards granted to any individual during any calendar year shall be limited to 1,000,000. The maximum number of shares of Class A Common Stock that may be the subject of Awards granted in any calendar year shall not exceed 2,750,000 unless the Committee gives its unanimous consent. The maximum number of shares of Class A Common Stock that may be the subject of Awards other than Options cannot exceed 9,300,000. Each of the foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 6.2.

        (b) CALCULATION OF AVAILABLE SHARES AND REPLENISHMENT. Shares subject to outstanding Awards payable in shares shall be reserved for issuance. If any Option or other right to acquire shares of Class A Common Stock under or receive cash or shares in respect of an Award shall expire or be cancelled or terminated without having been exercised or paid in full, or any Class A Common Stock subject to a Restricted Stock Award or other Award shall not vest or be delivered, the unpurchased, unvested or undelivered shares of Class A Common Stock subject thereto shall again be available for the purposes of this Plan, subject only to any applicable limitations under
    Section 162(m) of the Code. If the Corporation withholds shares of Class A Common Stock pursuant to Section 6.5 or if the Corporation receives shares of Class A Common Stock as payment for all or part of the purchase price of shares of Class A Common Stock upon exercise of an Option pursuant to
    Section 2.2, the withheld or received shares of Class A Common Stock subject thereto shall again be available for the purposes of this Plan.

    1.5  GRANT OF AWARDS.

    Subject to the express provisions of this Plan, the Committee has the authority to determine those individuals who are Eligible Employees, whether any of them will receive an Award and if so the type of Award, the number of shares of Class A Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award, the other terms of the Award, and, in the case of Performance Share Awards, in addition to the matters addressed in
Section 1.2(b), the specific objectives, goals and performance criteria (such as the performance of the Company on a consolidated, segment, subsidiary, division, or station basis with reference to revenues, net earnings (before or after interest, taxes, depreciation, or amortization), cash flow, return on equity or assets or net investment, market value or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the Performance Share Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee consistent with the specific provisions of this Plan. The Committee shall not have any authority, absent the unanimous resolution of the Board of Directors, to make a grant of any Award that does not comply with the provisions and limitations of this Plan.

    1.6  AWARD PERIOD.

    Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but in the case of Options, SARs or other rights to acquire Class A Common Stock not later than 10 years after the Award Date.

    1.7  LIMITATIONS ON EXERCISE AND VESTING OF AWARDS.

        (a) PROVISIONS FOR EXERCISE. Unless the Committee gives its unanimous consent, no Award may vest more quickly than 25% on each anniversary date of the grant or, in the case of Options granted in lieu of cash bonuses, such Options and Awards may vest at the rate of 50% a year. For the purpose of the preceding sentence, vesting shall only be measured with reference to an Eligible Employee's employment with the Company or a subsidiary, so that an Eligible Employee shall cease earning the right to additional vesting upon the termination of employment. Notwithstanding the preceding two sentences, Awards (1) may provide for quicker vesting in the event that the Participant is terminated without cause and (2) may be accelerated pursuant to
    Section 6.2(b) in the event of a Change in Control.

        (b) PROCEDURE. Any exercisable Award shall be deemed to be exercised when the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with
    Section 2.2.

        (c) FRACTIONAL SHARES/MINIMUM ISSUE. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Employees that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 10 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

    1.8  NO TRANSFERABILITY.

        (a) LIMIT ON EXERCISE. Except as provided in Section 1.8(b) and subject to Section 6.10, Awards may be exercised only by, and amounts payable or shares issuable pursuant to an Award shall be paid only to (or for the account of), the Participant or, if the Participant has died, the Participant's Beneficiary or, if the Participant has suffered a Disability, the Participant's Personal Representative, if any, or if there is none, the Participant. Subject to Section 6.4 and 6.10, the Committee may by express written authorization permit Awards to be exercised by and/or paid to certain persons or entities related to the Participant who are transferees of the Participant without consideration, or to such other persons as the Committee deems appropriate, pursuant to such conditions and procedures as the Committee in writing may establish and set forth in or by amendment to an Award Agreement.

        (b) LIMIT ON TRANSFER. No option, right or other Award granted under this Plan including, without limitation, any undistributed performance share or share of Restricted Stock that has not vested, shall be transferrable by the Participant or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than to the Corporation), except (i) by will or the laws of descent and distribution, or (ii) pursuant to any other exception to transfer restrictions expressly permitted by the Committee AND set forth in the Award Agreement (or an amendment thereto), and (iii) in the case of Awards comprising Incentive Stock Options, as permitted by the Code. Any attempted transfer in violation of these provisions shall be void and the Corporation shall disregard any attempt at transfer, assignment or other alienation so prohibited.

        (c) DESIGNATION OF BENEFICIARY. The designation of a Beneficiary shall not constitute a transfer prohibited by the foregoing provisions.

    1.9  PRICING LIMITS.

    The purchase price per share of the Class A Common Stock covered by any Award shall be determined by the Committee at the time of the Award, but in all cases shall not be less than 100% of the Fair Market Value of the Class A Common Stock on the date of grant (110% in the case of an Incentive Stock Option for a Participant described in Section 2.4)

II. EMPLOYEE OPTIONS

    2.1  GRANTS.

    One or more Options may be granted under this Article to any Eligible Employee. Each Option granted shall be designated by the Committee in the applicable Award Agreement as either a Nonqualified Stock Option or an Incentive Stock Option.

    2.2  OPTION PAYMENT PROVISIONS.

    The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by certified or cashier's check payable to the order of the Corporation; or (iii) by the delivery of shares of Class A Common Stock of the Corporation already owned by the Participant, PROVIDED, HOWEVER, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such shares, and PROVIDED FURTHER that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. At the time an Option is granted, the Committee may in its absolute discretion provide that if an Option is exercised by the delivery of shares of Class A Common Stock or if shares of Class A Common Stock are delivered to or withheld by the Company to satisfy any withholding tax obligations, the Participant exercising the Option will be issued a new Option for the number of shares of Class A Common Stock equal to the number of shares used to exercise the Option and the number of shares delivered or withheld to satisfy such tax withholding obligations. Notwithstanding any other provision of this Plan, such new Option shall be immediately exercisable and shall have a term equal to the remainder of the term of the Option being exercised. Shares of Class A Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise. In addition to the payment methods described above, the Committee may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and, unless otherwise prohibited by the Committee or applicable law, any applicable tax withholding under Section 6.5. The Corporation shall not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefore and any related withholding obligations have been satisfied.

    2.3  LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS.

        (a) $100,000 LIMIT. To the extent that the aggregate Fair Market Value of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Class A Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options shall be treated as nonqualified stock options. For this purpose, the Fair Market Value of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Class A Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

        (b) OPTION PERIOD. Each Option and all rights thereunder shall expire no later than 10 years after the Award Date.

        (c) OTHER CODE LIMITS. There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

    2.4  LIMITS ON 10% HOLDERS.

    No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Class A Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

    2.5  CHANGES TO VESTING SCHEDULE OR TERM.

    Subject to Section 1.4, Section 1.7(a), Section 2.2 and Section 6.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Employee an adjustment in the vesting schedule or the term of an Award granted under this Article by amendment, by waiver or by other legally valid means. Such amendment or other action may provide for a longer or shorter vesting or exercise period.

    2.6 OPTIONS AND RIGHTS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS.

    Options and Stock Appreciation Rights may be granted to Eligible Employees under this Plan in substitution for employee stock options granted by other entities to persons who are or who become employees of the Company, in connection with a merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity.

III. STOCK APPRECIATION RIGHTS.

    3.1  GRANTS.

    In its discretion, the Committee may grant to any Eligible Employee stock appreciation rights ("SARs") concurrently with the grant of Options or other Awards or in respect of an outstanding Award, in whole or in part, or independently of any other Award, all on such terms as set forth by the Committee in the Award Agreement. Any SAR granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

    3.2  EXERCISE OF SARS.

        (a) EXERCISABILITY. A Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement. Unless the Award Agreement or the Committee otherwise provides, an SAR related to another Award shall be exercisable at such time or times, and to the extent, that the related Award shall be exercisable and only when the Fair Market Value of the stock subject to the related Award exceeds the base price of the SAR.

        (b) EFFECT ON AVAILABLE SHARES. To the extent that a SAR is exercised, the number of shares of Class A Common Stock subject to any related Award shall be charged against the maximum amount of Class A Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the SAR and the related Award of the Participant shall also be reduced by such number of shares, unless the Award Agreement otherwise provides.

        (c) PROPORTIONATE REDUCTION. If an SAR extends to less than all the shares covered by the related Award and if a portion of the related Award is thereafter exercised, the number of shares subject to the unexercised SAR shall be reduced only if and to the extent that the remaining number of shares covered by such related Award is less than the remaining number of shares subject to such SAR.

    3.3  PAYMENT.

        (a) AMOUNT. Unless the Committee otherwise provides, upon exercise of an SAR and surrender of an exercisable portion of any related Award (to the extent required by Section 3.2), the Participant shall be entitled to receive subject to Section 6.5 payment of an amount determined by multiplying

           (i) the difference obtained by subtracting the base price per share of Class A Common Stock under the SAR from the Fair Market Value of a share of Class A Common Stock on the date of exercise of the SAR, by

           (ii) the number of shares with respect to which the SAR shall have been exercised.

        (b) FORM OF PAYMENT. Unless otherwise provided in the Award Agreement, the Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in shares of Class A Common Stock (valued at Fair Market Value on the date of exercise of the SAR), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose.

    3.4  LIMITED SARS.

    The Committee may grant to any Eligible Employee SARs exercisable only upon or in respect of a change in control or any other specified event ("Limited SARs") and such Limited SARs may relate to or operate in tandem or combination with or substitution for Options, other SARs or other Awards (or any combination thereof), and may be payable in cash or shares based on the spread between the base price of the SAR and a price based upon or equal to the Fair Market Value of the Shares during a specified period or at a specified time within a specified period before, after or including the date of such event.

IV. RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS.

    4.1  GRANTS.

    The Committee may, in its discretion, grant one or more Restricted Stock and Restricted Stock Unit Awards to any Eligible Employee. Each Restricted Stock Award Agreement shall specify the number of shares of Class A Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) by the Participant, the extent (if any) to which and the time (if ever) at which the Participant shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Each Restricted Stock Unit Award Agreement shall specify the number of units to be issued to the Participant, the date of such issuance, any consideration for such units by the Participant, the extent (if any) to which and the time (if ever) at which the Participant shall be entitled to dividends, voting and other rights in respect of the shares payable under such units, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such units and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than one year after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("Restricted Shares") shall bear a legend making the appropriate reference to the restrictions imposed hereunder and shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award or the Resticted Stock Unit Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

    4.2  RESTRICTIONS.

        (a) PRE-VESTING RESTRAINTS. Except as provided in Section 4.1 and 1.9, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares become vested.

        (b) DIVIDEND AND VOTING RIGHTS. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall not be entitled to dividends for any of the shares (which dividends shall be retained in a restricted account until the shares have vested and shall revert to the Corporation if they fail to vest), but shall be entitled to vote such shares prior to vesting.

        (c) CASH PAYMENTS. If the Participant shall have paid or received cash (including any dividends) in connection with the Restricted Stock Award or Restricted Stock Unit Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any restricted shares or units which cease to be eligible for vesting.

    4.3  RETURN TO THE CORPORATION.

    Unless the Committee otherwise expressly provides, shares of Restricted Stock that are subject to restrictions at the time of termination of employment or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation in such manner and on such terms as the Committee shall therein provide.

V. PERFORMANCE SHARE AWARDS, STOCK BONUSES, AND CASH BONUS AWARDS.

    5.1  GRANTS OF PERFORMANCE SHARE AWARDS.

    The Committee may, in its discretion, grant Performance Share Awards to Eligible Employees. An Award Agreement shall specify the maximum number of shares of Class A Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the Participant shall be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award shall be based upon the degree of attainment over a specified period of not more than 10 years (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee (consistent with Section 6.10(c)(2), if applicable) may determine.

    5.2  GRANTS OF STOCK BONUSES.

    The Committee may grant a Stock Bonus to any Eligible Employee to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

    5.3  DEFERRED PAYMENTS.

    The Committee may authorize for the benefit of any Eligible Employee the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for accreted benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferment shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

    5.4  SPECIAL PERFORMANCE-BASED SHARE AWARDS

    Without limiting the generality of the foregoing, and in addition to awards granted under other provisions of this Plan, other performance-based awards within the meaning of Section 162(m) of the Code ("PERFORMANCE-BASED AWARDS"), whether in the form of restricted stock, performance stock, phantom stock or other rights, the vesting of which depends on the performance of the Company on a consolidated, segment, subsidiary, division, or station basis with reference to revenues, net earnings (before or after interest, taxes, depreciation, or amortization), cash flow, return on equity or on assets or on net investment, or cost containment or reduction, or any combination thereof (the criteria) relative to preestablished performance goals, may be granted under this Plan. The applicable business criteria and specific performance goal or goals ("targets") must be approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to such targets remains substantially uncertain. The applicable performance measurement period may be not less than one nor more than 10 years. Performance targets may be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set.

        (a) ELIGIBLE CLASS. The eligible class of persons for Awards under this Section shall be executive officers of the Company.

        (b) MAXIMUM AWARD. In no event shall grants made in any fiscal year to any eligible person under this Section 5.4 relate to more than 500,000 shares or a cash amount of more than $20 million.

        (c) COMMITTEE CERTIFICATION. Before any Performance-Based Award under this Section 5.4 is paid, the Committee must certify that the material terms of the Performance-Based Award were satisfied.

        (d) TERMS AND CONDITIONS OF AWARDS. The Committee will have discretion to determine the restrictions or other limitations of the individual Awards under this Section 5.4, including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

    5.5  CASH BONUS AWARDS.

        (a) The Committee may establish a program of annual incentive awards that are payable in cash to Eligible Employees based upon the extent to which performance goals are met during the performance period. The performance goals may depend upon the performance of the Company on a consolidated, segment, subsidiary, division, or station basis with reference to revenues, net earnings (before or after interest, taxes, depreciation, or amortization), cash flow, return on equity or on assets or net investment, cost containment or reduction, or achievement of strategic goals (or any combination of such factors). In addition, the award may depend upon the Eligible Employee's individual performance.

        (b) In no event shall awards payable for any year to any Eligible Employee exceed $20 million.

        (c) In lieu of cash payment of the awards, the Committee may require or allow a portion of the award to be paid in the form of a Restricted Stock Award.

VI. OTHER PROVISIONS.

    6.1  RIGHTS OF ELIGIBLE EMPLOYEES, PARTICIPANTS AND BENEFICIARIES.

        (a) EMPLOYMENT STATUS. Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

        (b) NO EMPLOYMENT CONTRACT. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Employee or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with any right of the Company to otherwise change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

        (c) PLAN NOT FUNDED. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and (except as provided in Section 1.4(b)) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Class A Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

    6.2  ADJUSTMENTS; ACCELERATION.

        (a) ADJUSTMENTS. If there shall occur any extraordinary dividend or other extraordinary distribution in respect of the Class A Common Stock (whether in the form of cash, Class A Common Stock, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Class A Common Stock or other securities of the Corporation, or there shall occur any similar extraordinary corporate transaction (or event in respect of the Class A Common Stock) or a sale of substantially all the assets of the Corporation as an entirety, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable (1) proportionately adjust any or all of (a) the number and type of shares of Class A Common Stock (or other securities) which thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Class A Common Stock (or other securities or property) subject to any or all outstanding Awards, (c) the grant, purchase, or exercise price of any or all outstanding Awards, (d) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (e) the performance standards appropriate to any outstanding Awards, or

    (2) in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, reorganization, merger, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of the Class A Common Stock of the Corporation upon or in respect of such event; provided, however, in each case, that with respect to Awards of Incentive Stock Options, no such adjustment shall be made which would cause the Plan to violate
    Section 424(a) of the Code or any successor provisions thereto without the written consent of holders materially adversely affected thereby. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to shareholders generally.

        (b) ACCELERATION OF AWARDS UPON CHANGE IN CONTROL. Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, there shall be no acceleration of benefits under Awards or determines that only certain or limited benefits under Awards shall be accelerated (which limits may differ among Eligible Employees) and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Event for such acceleration, then upon the occurrence of a Change in Control Event

           (i) each Option and SAR shall become immediately exercisable,

           (ii) Restricted Stock shall immediately vest free of restrictions, and

          (iii) the number of shares, cash or other property covered by each Performance Share Award shall be issued to the Participant.

The Committee may override the limitations on acceleration in this
Section 6.2(b) by express provision in the Award Agreement and may accord any Eligible Employee a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable legal requirements.

        (c) POSSIBLE EARLY TERMINATION OF ACCELERATED AWARDS. If any Option or other right to acquire Class A Common Stock under this Plan has been fully accelerated as permitted by Section 6.2(b) but is not exercised prior to
    (i) a dissolution of the Corporation, or (ii) an event described in
    Section 6.2(a) that the Corporation does not survive, or (iii) the consummation of an event described in Section 6.2(a) that results in a Change of Control approved by the Board, such Option or right shall thereupon terminate. Notwithstanding the foregoing, the Committee may, in any such event, expressly provide for the survival, substitution, exchange or other settlement of such Option or right.

    6.3 TERMINATION OF EMPLOYMENT; TERMINATION OF SUBSIDIARY STATUS; DISCRETIONARY PROVISIONS.

        (a) OPTIONS--RESIGNATION OR DISMISSAL. If the Participant's employment by the Company terminates for any reason other than Retirement, Total Disability or death, the Participant shall have, subject to earlier termination pursuant to or as contemplated by Section 1.6, such period of time after the date of termination of employment as shall be specified in the Award Agreement to exercise any Option to the extent it shall have become exercisable on the date of termination of employment, and any Option to the extent not exercisable on that date shall terminate.

        (b) OPTIONS--RETIREMENT, DEATH OR DISABILITY. If the Participant's employment by the Company terminates as a result of Retirement, Total Disability or death, the Participant, Participant's Personal Representative or his or her Beneficiary, as the case may be, shall have, subject to earlier termination pursuant to or as contemplated by Section 1.6, such period of time after the date of termination of employment as shall be specified in the Award Agreement to exercise any Option to the extent it shall have become exercisable by the date of termination of employment, and any Option to the extent not exercisable on that date, or such later date as may be provided in the Award Agreement, shall terminate.

        (c) CERTAIN SARS. Each SAR granted concurrently or in tandem with an Option shall have the same post-termination provisions and exercisability periods as the Option to which it relates, unless the Committee otherwise provides.

        (d) OTHER AWARDS. The Committee shall establish in respect of each other Award granted hereunder the Participant's rights and benefits (if any) in the event of a termination of employment and in so doing may make distinctions based upon the cause of termination and the nature of the Award.

        (e) CHANGE IN SUBSIDIARY STATUS. For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary, a termination of employment shall be deemed to have occurred with respect to each employee of such Subsidiary who does not continue as an employee of another entity owned, controlled by or under common control with the Company.

        (f) COMMITTEE DISCRETION. Notwithstanding the foregoing provisions of this Section 6.3, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period upon such terms as the Committee shall determine and expressly set forth in or by amendment to the Award Agreement. The Committee discretion in this subsection is subject to the limitations of Section 1.7(a) and (b).

    6.4  COMPLIANCE WITH LAWS.

    This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of shares of Class A Common Stock and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, agency or any regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

    6.5  TAX WITHHOLDING.

    Upon any exercise, vesting, or payment of any Award (or upon the disposition of shares of Class A Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code), the Company shall have the right at its option to
(i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Class A Common Stock under this Plan, the Committee may in its sole discretion grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

    6.6  PLAN AMENDMENT, TERMINATION AND SUSPENSION.

        (a) BOARD OR COMMITTEE AUTHORIZATION. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. Any decision to amend, modify or suspend the provisions of
    Section 1.4, 1.7, 1.9 and/or 2.2 shall require unanimous approval of the Board. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

        (b) SHAREHOLDER APPROVAL. To the extent then required under Sections 422 and 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval.

        (c) AMENDMENTS TO AWARDS. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Employees that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect, in any manner materially adverse to the Employee Participant, his or her rights and benefits under an Award.

        (d) LIMITATIONS ON AMENDMENTS TO PLAN AND AWARDS. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.6.

    6.7  PRIVILEGES OF STOCK OWNERSHIP.

    Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Class A Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

    6.8  EFFECTIVE DATE OF THIS PLAN.

    This Plan shall be effective as of the date it is approved by the Board, subject to approval of the shareholders of the Corporation.

    6.9  TERM OF THIS PLAN.

    No Award shall be granted under this Plan after the date that is the 10th anniversary of the date that this Plan is approved by the Board (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and shall continue in respect of Awards outstanding on the termination date.

    6.10  GOVERNING LAW/CONSTRUCTION/SEVERABILITY.

        (a) CHOICE OF LAW. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of California.

        (b) SEVERABILITY. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

        (c)  PLAN CONSTRUCTION.

        (1) RULE 16B-3; BIFURCATION. It is the intent of the Corporation that the Awards hereunder satisfy and be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfies the applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. Notwithstanding anything to the contrary in this Plan, the provisions of this Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of any Award Agreement intended (or required in order) to satisfy the applicable requirements of Rule 16b-3 are only applicable to
    Section 16 Persons and to those Awards to Section 16 Persons intended to satisfy the requirements of Rule 16b-3.

        (2) SECTION 162(M). It is the further intent of the Company that Options or SARs with an exercise or base price not less than Fair Market Value on the date of grant and performance awards under Section 5.4 and 5.5 of this Plan that are granted to or held by a person subject to
    Section 162(m) of the Code shall qualify as performance-based compensation under Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

    6.11  CAPTIONS.

    Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

    6.12  NON-EXCLUSIVITY OF PLAN.

    Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Class A Common Stock, under any other plan or authority; provided that any other Award or compensation shall be made in accordance with the Company's Certificate of Incorporation and Bylaws.

VII. DEFINITIONS.

    7.1  DEFINITIONS.

        (a) "AWARD" shall mean an award of any Option, SAR, Restricted Stock, Stock Bonus, Performance Share Award, Phantom Stock, dividend equivalent or deferred payment right or other right or security that is measured by the value of or appreciation in the value of the Corporation's Class A Common Stock or would otherwise constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

        (b) "AWARD AGREEMENT" shall mean any writing setting forth the terms of an Award that has been authorized by the Committee.

        (c) "AWARD DATE" shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date.

        (d) "AWARD PERIOD" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

        (e) "BENEFICIARY" shall mean the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

        (f) "BOARD" shall mean the Board of Directors of the Corporation.

        (g) "CHANGE IN CONTROL EVENT" shall mean with respect to Awards granted after February 16, 2000, any of the following:

           (1) The dissolution or liquidation of the Corporation;

           (2) The consummation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by shareholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for shareholder approval of such agreement until such reorganization and that such record owners hold no securities of the other parties to such reorganization, but including in such determination any securities of the other parties to such reorganization held by affiliates of the Corporation);

           (3) The sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary or other affiliate; or

           (4) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), other than a person who is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of more than 20% of the outstanding Shares of Class A Common Stock at the time of adoption of this Plan (or an affiliate, successor, heir, descendent or related party of or to any such person), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation.

        (h) "CLASS A COMMON STOCK" shall mean the Class A Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under
    Section 6.2 of this Plan.

        (i) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        (j) "COMMISSION" shall mean the Securities and Exchange Commission.

        (k) "COMMITTEE" shall mean the Board or a committee appointed by the Board to administer this Plan, which committee shall be comprised of at least two directors.

        (l) "COMPANY" shall mean, collectively, the Corporation and its Subsidiaries.

        (m) "CORPORATION" shall mean Univision Communications Inc., a Delaware corporation, and its successors.

        (n) "ELIGIBLE EMPLOYEE" shall mean an officer (whether or not a director) or key employee of the Company, or any Other Eligible Person, as determined by the Committee in its discretion.

        (o) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

        (p) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

        (q) "FAIR MARKET VALUE" on any date shall mean (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

        (r) "INCENTIVE STOCK OPTION" shall mean an Option which is designated and intended as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of shareholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

        (s) "NONQUALIFIED STOCK OPTION" shall mean an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

        (t) "OPTION" shall mean an option to purchase Class A Common Stock under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option.

        (u) "OTHER ELIGIBLE PERSON" shall mean any non-employee individual consultant or advisor, or (to the extent provided in the next sentence) agent, who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who is selected to participate in this Plan by the Committee. A non-employee agent providing bona fide services to the Company (other than as an eligible advisor or consultant) may also be selected as an Other Eligible Person if such agent's participation in this Plan would not adversely affect (x) the Corporation's eligibility to use Form S-8 to register under the Securities Act the offer and sale by the Company of shares issuable under this Plan or (y) the Corporation's compliance with any other applicable laws.

        (v) "PARTICIPANT" shall mean an Eligible Employee who has been granted an Award under this Plan.

        (w) "PERFORMANCE SHARE AWARD" shall mean an award of a right to receive shares of Class A Common Stock under Section 5.1, or to receive shares of Class A Common Stock or other compensation (including cash) under
    Section 5.4, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

        (x) "PERSONAL REPRESENTATIVE" shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan by virtue of having become the legal representative of the Participant.

        (y) "PHANTOM STOCK" shall mean an award or right to receive a cash bonus where the Eligible Employee is awarded units and the amount of the cash bonus equals the value of a share of the Class A Common Stock on the date of award times the number of units that the Eligible Employee has earned on the date of payment.

        (z) "PLAN" shall mean this Univision Communications Inc. 1996 Performance Award Plan.

        (aa) "RESTRICTED STOCK" shall mean shares of Class A Common Stock awarded to a Participant subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

        (bb) "RESTRICTED STOCK UNITS" shall mean units payable in shares of Class A Common Stock upon vesting of the units which are awarded to a Participant subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such units remain unvested under the terms of the applicable Award Agreement.

        (cc) "RETIREMENT" shall mean retirement with the consent of the Company or, from active service as an employee or officer of the Company on or after attaining age 55 with ten or more years of service or age 65.

        (dd) "RULE 16B-3" shall mean Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time, but subject to any applicable transition rules.

        (ee) "SECTION 16 PERSON" shall mean a person subject to Section 16(a) of the Exchange Act.

        (ff) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time.

        (gg) "STOCK APPRECIATION RIGHT" or "SAR" shall mean a right authorized under this Plan to receive a number of shares of Class A Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Class A Common Stock.

        (hh) "STOCK BONUS" shall mean an Award of shares of Class A Common Stock for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

        (ii) "SUBSIDIARY" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power or equity interest is beneficially owned directly or indirectly by the Corporation.

        (jj) "TOTAL DISABILITY" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

                       UNIVISION COMMUNICATIONS INC.

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS
                      FOR ANNUAL MEETING OF STOCKHOLDERS
                                MAY 24, 2000

     I/We hereby appoint Robert V. Cahill and George W. Blank, or either of them, as Proxies, with full power of substitution, to represent me (us) and to vote all of my (our) shares of Class A Common Stock of Univision Communications Inc. (the "Company"), on all matters which may come before the 2000 Annual Meeting of Stockholders of the Company and any adjournments thereof. Said Proxies are directed to vote as hereafter indicated.

     Proxies will vote in accordance with their judgement in connection with the transactions of such other business as may properly come before the meeting or any adjournment thereof.

     This Proxy, when properly executed, will be voted in the manner directed hereon. If no direction is made, it will be voted "FOR" the election as Class A/P Directors of all the individuals identified in the accompanying Proxy Statement as the Class A/P Board nominees, "FOR" the adoption of the Amended and Restated 1996 Performance Award Plan, and "FOR" the ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants.

(Continued and to be signed on the other side.)

                                      UNIVISION COMMUNICATIONS INC.
                                      PO BOX 11405
                                      NEW YORK, N.Y. 10203-0405


1. ELECTION OF CLASS A/P          FOR all nominees         WITHOLD AUTHORITY to vote           *EXCEPTIONS
   DIRECTORS                      listed below      / /    for all nominees listed below  / /               / /


Nominees: A. Jerrold Perenchio, Henry Cisneros, Harold Gaba, Alan F. Horn, John G. Perenchio, Ray Rodriguez
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

*Exceptions:
                ---------   ---------   ---------   ---------   ---------


2. PROPOSAL to adopt the Amended and Restated 1996
   Performance Award Plan.

                                                                  FOR  / /        AGAINST  / /       ABSTAIN  / /

3. PROPOSAL to ratify the appointment of Arthur Andersen LLP as independent public accountants for fiscal 2000.

                                                                  FOR  / /        AGAINST  / /       ABSTAIN  / /

                CHANGE OF ADDRESS AND OR COMMENTS MARK HERE

Please sign exactly as your name appears hereon. When signing in a representative capacity, please give full title.

Dated:                            , 2000
      ----------------------------

      ----------------------------
                Signature

      ----------------------------
                Signature

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK.   /X/

IF MAILING YOUR PROXY, PLEASE DETACH HERE
YOU MUST DETACH THIS PORTION OF THE PROXY CARD BEFORE RETURNING IT IN THE ENCLOSED ENVELOPE